UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      July 23, 2002

AirTran Holdings, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Nevada

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 1-15991     I.R.S. Employer Identification No: 58-2189551

AirTran Airways, Inc.
(Exact name of registrant as specified in its charter)
State of Incorporation:  Delaware

9955 AirTran Boulevard, Orlando, Florida  32827
(Address of principal executive offices)  (Zip Code)

(407) 251-5600
(Registrant's telephone number, including area code)

Commission file number: 333-37487-09     I.R.S. Employer Identification No: 65-0440712

Item 5.  Other Events
AirTran Holdings, Inc. is filing as Exhibit 99 to this Form 8-K a press release issued by AirTran Holdings, Inc. and AirTran Airways, Inc. on July 23, 2002 announcing financial results for the second quarter of 2002.

Item 7.  Financial Statements and Exhibits
  (c) Exhibits. The following exhibit is filed with this Report:

          99 - Press Release of AirTran Holdings, Inc. and AirTran Airways, Inc. (July 23, 2002)

Item 9.   Regulation FD
On July 23, 2002 members of AirTran Holdings, Inc. (the "Company") management held a conference call with investors to discuss the release of the Company's financial results for the second quarter of 2002 as well as certain information regarding estimates for 2002.

During this call, management noted the following among other things:

--	Available seat miles are projected to grow approximately 25 percent to 30 percent in the third quarter and 30 percent to 35 percent during the fourth quarter on a year-over-year basis;
--	Capacity increases are expected to result from deliveries of Boeing 717 aircraft and we intend to retire up to ten additional McDonnell Douglas DC-9 aircraft;
--	We expect our unit costs will continue to improve approximately two to three percent for the second half of the year compared to the second quarter of 2002;
--	We estimate the price of fuel to be in the range of $0.85 to $0.90 per gallon; and
--	We are projecting our effective tax rate will be zero for the remainder of the year.

The information contained in this Form 8-K, including Exhibit 99, contains forward-looking statements. Statements regarding the Company's success, business model and our ability to maintain or improve low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2001. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2002	AirTran Holdings, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

Date: July 23, 2002	AirTran Airways, Inc. (Registrant) /s/ Stanley J. Gadek Stanley J. Gadek Senior Vice President, Finance, Treasurer and Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT 99
CONTACTS:	(Media)	Tad Hutcheson 407.251.5578
	(Financial)	Arne Haak 407.251.3618

AirTran Holdings Reports Second Quarter 2002 Profit of $5.1 Million
or $.07 Per Diluted Share
- Airline Posts Record Traffic for Quarter -
- Unit Costs Improve By 12.3 Percent -

     ORLANDO, Fla. (July 23, 2002) -- AirTran Holdings, Inc., (NYSE: AAI), the parent company of AirTran Airways, today reported net income for the quarter ending June 30, 2002, of $5.1 million, or $.07 per diluted share, versus $13.2 million, or $.18 per diluted share in the second quarter of 2001. For the first half of 2002, AirTran Airways earned net income of $2.1 million or $.03 per diluted share.
     "We are pleased to report a profit in this difficult environment," said Joe Leonard, AirTran Airways' chairman and chief executive officer. "AirTran Airways' success is based on the strength of our business model and the hard work and outstanding efforts of our employees. I am very proud to be a member of this great AirTran Airways team."
     During the second quarter of 2002, AirTran Airways' traffic, based on revenue passenger miles, grew by 18.6 percent on a 23.2 percent increase in capacity, as measured in available seat miles (ASMs). Passenger load factor was 71.3 percent compared to 74.0 percent in the year earlier period. AirTran Airways served nearly 2.6 million customers in the second quarter of 2002, an increase of 10.8 percent over the 2.3 million customers served in the second quarter of 2001.
     Unit costs, or cost per ASM, improved 12.3 percent to 8.53 cents compared to 9.73 cents in the second quarter of 2001. AirTran Airways' non-fuel unit costs improved 10.8 percent to 6.66 cents per ASM.
     Stan Gadek, AirTran Airways' senior vice president and chief financial officer said, "AirTran Airways has made steady progress in reducing costs in all areas of the company. Even with the dramatic rise in aircraft insurance and security expense, we still managed to reduce our unit costs and maintain a competitive advantage."

(more)

AirTran Holdings Reports Second-Quarter 2002 Earnings

Highlights of the airline's recent accomplishments include:
Delivery of 5 new Boeing 717 aircraft during the second quarter of 2002 with a total of 38 currently in the fleet
Successfully launched new service to Wichita Mid-Continent Airport and to General Mitchell Airport in Milwaukee
Announced new fare structure for business fares to/from Hartsfield Atlanta International Airport
Upgraded features on airtran.com including seat assignments on select fares
Reached milestone of 55 percent of all bookings transacted via the Internet during the quarter

     AirTran Airways provides affordable air travel with 388 flights a day to 38 cities throughout the eastern United States. The airline's hub is at Hartsfield Atlanta International Airport, the world's busiest airport (by passenger volume), where it is the second largest carrier operating 151 flights a day. AirTran Airways is a subsidiary of AirTran Holdings, Inc. (NYSE: AAI).
     Unlike other airlines, AirTran Airways never requires a roundtrip purchase or Saturday night stay. The airline offers a Business Class any business can afford, all-assigned seating, a generous frequent flier program, and a corporate program called A2B. For more information and reservations, visit www.airtran.com (America Online Keyword: AirTran), call your travel agent or AirTran Airways at 1-800-AIRTRAN (800-247-8726) or 770-994-8258 in Atlanta. En espanol, 1-877-581-9842.

# # #

Editor's note: Statements regarding the Company's success, business model, and our ability to maintain or improve low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2001. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

AirTran Holdings, Inc. Consolidated Statements of Operations (In thousands, except per share data and statistical summary) (Unaudited)
	Three Months Ended June 30,		Percent
	2002	2001*	Change
Operating Revenues:
Passenger	$185,683	$201,117	(7.7)
Cargo	413	674	(38.7)
Other	4,549	3,972	14.5
Total operating revenues	190,645	205,763	(7.3)

Operating Expenses:
Salaries, wages and benefits	50,928	41,842	21.7
Aircraft fuel	39,044	38,308	1.9
Aircraft rent	16,362	8,321	96.6
Distribution	12,495	13,806	(9.5)
Maintenance, materials and repairs	15,087	20,754	(27.3)
Landing fees and other rents	10,708	8,875	20.7
Aircraft insurance and security services	6,738	2,947	128.6
Marketing and advertising	5,437	5,091	6.8
Depreciation	4,204	8,117	(48.2)
Other operating	17,488	17,138	2.0
Impairment loss/lease termination	--	18,079	(100.0)
Total operating expenses	178,491	183,278	(2.6)
Operating Income	12,154	22,485	(45.9)

Other (Income) Expense:
Interest income	(520)	(1,448)	(64.1)
Interest expense	7,374	10,306	(28.4)
SFAS 133 adjustment	--	(1,146)	100.0
Other expense, net	6,854	7,712	(11.1)

Income Before Income Taxes	5,300	14,773	(64.1)
Income Tax Expense	201	1,578	(87.3)
Net Income	$5,099	$13,195	(61.4)
	=======	=======
Earnings per Common Share
Basic	$0.07	$0.20	(65.0)
Diluted	$0.07	$0.18	(61.1)

Weighted-average Shares Outstanding
Basic	70,224	66,643	5.4
Diluted	73,955	76,372	(3.2)

* Certain 2001 amounts have been reclassified to conform with 2002 presentation.

 AirTran Holdings, Inc.
Statistical Summary
(Unaudited)

 Three Months Ended
June 30,

Percent

2002

2001

Change

Second Quarter Statistical Summary: **

Revenue passengers

2,577,066

2,325,863

10.8

Revenue passenger miles (000s)

1,491,533

1,257,279

18.6

Available seat miles (000s)

2,093,000

1,698,567

23.2

EBITDAR

$

32,720

$

57,002

(42.6

)

Operating margin

6.4

%

19.7

%

(13.3

)

pts.

Net margin

2.7

%

14.3

%

(11.6

)

pts.

Block hours

60,380

49,631

21.7

Passenger load factor

71.3

%

74.0

%

(2.7

)

pts.

Break-even load factor

69.2

%

61.9

%

7.3

pts.

Average fare

$

72.05

$

86.47

(16.7

)

Average yield per RPM

12.45

¢

16.00

¢

(22.2

)

Passenger revenue per ASM

8.87

¢

11.84

¢

(25.1

)

Operating cost per ASM

8.53

¢

9.73

¢

(12.3

)

Non-fuel operating cost per ASM

6.66

¢

7.47

¢

(10.8

)

Average cost of aircraft fuel per gallon

88.74

¢

99.06

¢

(10.4

)

Weighted-average number of aircraft

62

58

6.9

** Where appropriate, statistical calculations for 2001 exclude impairment loss/lease termination charge of $18.1 million.

 AirTran Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share data and statistical summary)
(Unaudited)

 Six Months Ended
June 30,

Percent

2002

2001*

Change

Operating Revenues:

Passenger

$

341,372

$

370,382

(7.8

)

Cargo

656

1,294

(49.3

)

Other

7,921

7,830

1.2

Total operating revenues

349,949

379,506

(7.8

)

Operating Expenses:

Salaries, wages and benefits

96,180

80,858

18.9

Aircraft fuel

72,849

74,594

(2.3

)

Aircraft rent

30,120

14,068

114.1

Distribution

23,200

26,293

(11.8

)

Maintenance, materials and repairs

25,650

41,270

(37.8

)

Landing fees and other rents

20,718

18,177

14.0

Aircraft insurance and security services

14,546

5,737

153.5

Marketing and advertising

11,112

10,225

8.7

Depreciation

8,615

16,252

(47.0

)

Other operating

37,737

33,536

12.5

Impairment loss/lease termination

--

18,079

(100.0

)

Total operating expenses

340,727

339,089

0.5

Operating Income

9,222

40,417

(77.2

)

Other (Income) Expense:

Interest income

(1,053

)

(3,199

)

(67.1

)

Interest expense

14,853

20,934

(29.0

)

SFAS 133 adjustment

(5,857

)

(2,612

)

124.2

Other expense, net

7,943

15,123

(47.5

)

 Income Before Income Taxes and Cumulative
Effect of Change in Accounting Principle

1,279

25,294

(94.9

)

Income Tax Expense (Benefit)

(786

)

2,642

(129.8

)

 Income Before Cumulative Effect of Change
in Accounting Principle

2,065

22,652

(90.9

)

 Cumulative Effect of Change in Accounting Principle,
Net of Tax

--

(657

)

100.0

Net Income

$

2,065

$

21,995

(90.6

)

=======

=======

Basic Earnings per Common Share

 Earnings before cumulative effect of change
in accounting principle

$

0.03

$

0.34

(91.2

)

Cumulative effect of change in accounting principle

--

(0.01

)

100.0

Earnings per common share, basic

$

0.03

$

0.33

(90.9

)

=======

=======

Diluted Earnings per Common Share

 Earnings before cumulative effect of change
in accounting principle

$

0.03

$

0.31

(90.3

)

Cumulative effect of change in accounting principle

--

(0.01

)

100.0

Earnings per common share, diluted

$

0.03

$

0.30

(90.0

)

=======

=======

Weighted-average Shares Outstanding

Basic

70,156

66,508

5.5

Diluted

74,369

73,987

0.5

* Certain 2001 amounts have been reclassified to conform with 2002 presentation.

8

 AirTran Holdings, Inc.
Statistical Summary
(Unaudited)

 Six Months Ended
June 30,

Percent

2002

2001

Change

Six Month Statistical Summary: **

Revenue passengers

4,703,471

4,414,172

6.6

Revenue passenger miles (000s)

2,684,871

2,381,829

12.7

Available seat miles (000s)

3,892,189

3,293,304

18.2

EBITDAR

$

47,957

$

88,816

(46.0

)

Operating margin

2.6

%

15.4

%

(12.8

)

pts.

Net margin

0.6

%

10.1

%

(9.5

)

pts.

Block hours

113,240

97,337

16.3

Passenger load factor

69.0

%

72.3

%

(3.3

)

pts.

Break-even load factor

68.7

%

63.9

%

4.8

pts.

Average fare

$

72.58

$

83.91

(13.5

)

Average yield per RPM

12.71

¢

15.55

¢

(18.3

)

Passenger revenue per ASM

8.77

¢

11.25

¢

(22.0

)

Operating cost per ASM

8.75

¢

9.75

¢

(10.3

)

Non-fuel operating cost per ASM

6.88

¢

7.48

¢

(8.0

)

Average cost of aircraft fuel per gallon

88.10

¢

98.67

¢

(10.7

)

Weighted-average number of aircraft

61

57

7.0

** Where appropriate, statistical calculations for 2001 exclude impairment loss/lease termination charge of $18.1 million.